UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2014 (September 22, 2014)

HC2 HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

460 Herndon Parkway, Suite 150

Herndon, VA 20170

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 456-4100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K dated September 26, 2014, filed by HC2 Holdings, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) disclosing the completion of the acquisition of Bridgehouse Marine Limited (“Bridgehouse Marine”), the parent holding company of Global Marine Systems Limited (“GMSL”). In conjunction with the acquisition, approximately 3% of the Company’s interest in GMSL was reserved for a group of individuals, leaving the Company’s controlling interest at approximately 97%.

This amendment is being filed to provide financial statements and pro forma financial statements required by Item 9.01 of Form 8-K. Such pro forma financial statements also reflect the Company’s previously disclosed acquisition of 70% of the outstanding stock of Schuff International, Inc. in May and June 2014 and related transactions.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated balance sheets, statements of operations, statements of changes in stockholders’ equity, statements of cash flows, and the notes thereto of Bridgehouse Marine as of and for the years ended December 31, 2013 and 2012 and the related independent auditors report of BDO LLP are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The required unaudited pro forma condensed consolidated financial statements as of and for the six months ended June 30, 2014 and for the year ended December 31, 2013 and the notes related thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits.

23.1	Consent of BDO LLP, an independent registered public accounting firm.

99.1	Audited consolidated balance sheets, statements of operations, statements of changes in stockholders’ equity, statements of cash flows, and the notes thereto of Bridgehouse Marine as of and for the years ended December 31, 2013 and 2012 and the related independent auditors report.

99.2	Unaudited pro forma condensed consolidated financial statements as of and for the six months ended June 30, 2014 and for the year ended December 31, 2013 and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HC2 Holdings, Inc. (Registrant)

Date: December 8, 2014	By:	/s/ Mesfin Demise
	Name:	Mesfin Demise
	Title:	Chief Financial Officer, Corporate Controller and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of BDO LLP, an independent registered public accounting firm.

99.1	Audited consolidated balance sheets, statements of operations, statements of changes in stockholders’ equity, statements of cash flows, and the notes thereto of Bridgehouse Marine as of and for the years ended December 31, 2013 and 2012 and the related independent auditors report.

99.2	Unaudited pro forma condensed consolidated financial statements as of and for the six months ended June 30, 2014 and for the year ended December 31, 2013 and the notes related thereto.